                                                                   EXHIBIT 99.1


FOR IMMEDIATE RELEASE                       For Further Information Contact:
                                            Henry Lo, Treasurer (408) 327-8281
                                            STORMEDIA INCORPORATED

                    STORMEDIA ANNOUNCES RESULTS FOR Q3 1997;
              APPROVED AS SUPPLIER FOR WESTERN DIGITAL AND SAMSUNG

SANTA CLARA, CA,--(PR NEWSWIRE) -- October 22, 1997 -- StorMedia Incorporated (NASDAQ/NMS: STMD) today reported net sales of $22.2 million, net loss of $13.3 million, and net loss per share of $0.74 for the quarter ended September 26, 1997. This compares with net sales of $41.6 million, net loss of $9.1 million, and net loss per share of $0.52 for the quarter ended September 27, 1996.

Sequentially, net sales were down 32% from $32.6 million for the second quarter ended June 27, 1997. Net loss and net loss per share were $20.9 million and $1.17, respectively, for the second quarter of 1997.

For the nine months ended September 26, 1997, net sales, net loss, and net loss per share were $88.9 million, $43.5 million, and $2.44, respectively. This compares to net sales, net earnings, and net earnings per share of $160.4 million, $8.1 million, and $0.45 per share, respectively, for the nine months ended September 27, 1996.

The Company is currently in violation of certain financial covenants of its credit facility but remains current on debt service and interest payments. The Company is currently in discussions with the bank group to revise certain covenants under an amendment to the credit facility and is reviewing additional debt or equity financing alternatives from certain financial institutions.

PERFORMANCE SUMMARY AND OUTLOOK

"Results for the third quarter were negatively impacted by continued weakness in demand and the resulting underutilization of the Company's manufacturing capacity," said William J. Almon, Chairman and Chief Executive Officer. "During the third quarter, the Company took additional actions to reduce its costs and expenses including rotating shutdowns at all of its media plants.
Such actions will likely continue until industry demand recovers."

"Expansion of net sales depends on industry demand improving and the Company successfully qualifying products with new and existing customers. We are pleased to announce that the Company has received approvals of new high capacity drive programs and has expanded our customer base to include Western Digital Corporation and Samsung Electronics. We believe that as industry demand increases, our expertise in MR and laser zone texture media and the expansion of our customer base will position us well to utilize our current capacity."

                                     -more-


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The statements in this press release may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ from predicted results. Such risks include among others: dependence on a limited number of customers; rapid changes in customer and product mix; reduction in orders from existing customers; limited number of potential customers; variability in gross margins and operating results; risk of excess industry capacity; intensely competitive industry; rapid technological change; future capital needs; and dependence on suppliers. Further risks are described in the Company's Form 10-K and Form 10-Q, filed with the Securities and Exchange Commission on March 25, 1997 and August 11, 1997, respectively, and other risks detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ABOUT STORMEDIA:
StorMedia is a leading independent supplier of thin film disks for hard disk drives used in portable and desktop computers, network servers and workstations. The company designs, develops, manufactures and sells disks in 2 1/2 and 3 1/2 inch sizes. Within each size, the company provides a range of coercivities (magnetics), fly heights and disk thicknesses to meet distinct customer specifications.

                    STORMEDIA INCORPORATED AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (In thousands, except for per share amounts)


                                                         THREE MONTHS ENDED             NINE MONTHS ENDED
                                                      ----------------------------   ----------------------------
                                                      SEPTEMBER 26,  SEPTEMBER 27,   SEPTEMBER 26,  SEPTEMBER 27,
                                                           1997           1996            1997           1996
                                                      -------------  -------------   -------------  -------------
                                                              (UNAUDITED)                    (UNAUDITED)
Net sales .........................................     $ 22,226        $ 41,575        $ 88,879      $ 160,383
Cost of sales .....................................       28,111          44,130         108,339        130,938
                                                        --------        --------        --------      ---------
    Gross Profit ..................................       (5,885)         (2,555)        (19,460)        29,445

Operating expenses:
Research and development ..........................        4,252           3,945          10,922         12,072
Selling, general, and administrative ..............        2,257           3,984           7,077          8,163
Bad draft expense .................................            0              --           5,438             --
                                                        --------        --------        --------      ---------
    Total operating expenses ......................        6,509           7,929          23,437         20,235

  Operating earnings (loss) .......................      (12,394)        (10,484)        (42,897)         9,210

Other income (expense), net .......................         (907)           (255)         (2,273)         1,057
                                                        --------        --------        --------      ---------
Earnings (loss) before income tax expense (benefit)      (13,301)        (10,739)        (45,170)        10,267
                                                        --------        --------        --------      ---------
Income tax expense (benefit) ......................            0          (1,611)         (1,647)         2,131

Net earnings (loss) ...............................     $(13,301)       $ (9,128)       $(43,523)     $   8,136
                                                        ========        ========        ========      =========
Earnings (loss) per share:

  Primary .........................................     $  (0.74)       $  (0.52)       $  (2,44)     $    0.45
                                                        ========        ========        ========      =========

  Fully diluted ...................................     $  (0.74)       $  (0.52)       $  (2.44)     $    0.45
                                                        ========        ========        ========      =========

Shares used in per share computation:

  Primary .........................................       17,919          17,414          17,863         18,048
                                                        ========        ========        ========      =========

  Fully diluted ...................................       17,919          17,414          17,863         18,050
                                                        ========        ========        ========      =========

                     STORMEDIA INCORPORATED AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                                   SEPTEMBER 26,         DECEMBER 31,
                                                                                       1997                 1996
                                                                                   -------------         ------------
                                                                                    (UNAUDITED)
ASSETS

    Current assets:
       Cash and cash equivalents and short-term investments                          $  16,250             $  47,711
       Accounts receivable, less allowances of $7,257 at September 26, 1997
             and $1,177 at December 31, 1996                                             9,333                31,047
       Income taxes receivable                                                           1,738                    --
       Inventories                                                                      24,330                14,848
       Prepaid expenses                                                                  6,922                 6,794
       Deferred income taxes                                                                --                 2,819
                                                                                     ---------             ---------
                                                                                        58,573               103,219

    Plant and equipment, net                                                           136,452               137,162
    Deferred income taxes                                                                   --                    17
    Deposits and other assets                                                            1,095                 1,338
                                                                                     ---------             ---------
                                                                                     $ 196,120             $ 241,736
                                                                                     =========             =========

LIABILITIES AND EQUITY
    Current liabilities:
       Trade accounts payable                                                        $  21,990             $ 25,234
       Bank debt                                                                        48,334                5,014
       Accrued salaries and benefits                                                     5,228                4,151
       Income taxes payable                                                                 --                2,556
       Other accrued expenses                                                             4,632               1,952
                                                                                      ---------           ---------
                                                                                         80,184              38,907

    Deferred income taxes                                                                    --                 245
    Long-term debt, less current portion                                                    132              45,024

    Equity:
       Common stock, par value $.013 per share                                              237                 233
       Additional paid-in capital                                                       126,450             124,686
       Retained earnings (Accumulated deficit)                                          (10,883)             32,641
                                                                                       ---------          ---------
                                                                                         115,804            157,560
                                                                                       ---------          ---------
                                                                                       $ 196,120          $ 241,736
                                                                                       =========          =========


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